EXHIBIT 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement of our report dated June 4, 1999 included in CBS Corporation's Form 11-K for the CBS Employee Investment Fund for the year ended December 31, 1998 and to all references to our Firm in this Registration Statement.



                                                 /s/  MITCHELL & TITUS, LLP


New York, New York
May 3, 2000